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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             ____________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported)  April 30, 2000
                                                         --------------


                      EXCALIBUR TECHNOLOGIES CORPORATION
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            (Exact name of registrant as specified in its charter)


            Delaware                      0-9747                  85-0278207
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(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
         incorporation)                                      Identification No.)


                         1921 GALLOWS ROAD, SUITE 200
                            VIENNA, VIRGINIA 221826
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             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (703) 761-3700
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Item 5.   Other Events.
          ------------

     On April 30, 2000, Excalibur Technologies Corporation (the "Corporation") entered into an Agreement and Plan of Contribution and Merger (the "Agreement") with Intel Corporation ("Intel"), Exca Holdings, Inc., a wholly owned subsidiary of the Corporation ("Newco"), and Excalibur Transitory, Inc., a wholly owned subsidiary of Newco ("Transitory").

     Under the terms of the Agreement, (i) Intel will contribute $150 million, certain technology and intellectual property (as set forth in Exhibit A of the Agreement) used by its Interactive Media Services divisions to Newco in exchange for 60 percent of Newco's equity consisting of 14,168,655 shares of the Class A Common Stock, $.01 par value per share, of Newco (the "Newco Common Stock") and 12,865,738 shares of the Class B Common Stock, $.01 par value per share, of Newco (the "Newco Non-Voting Common Stock"), subject to adjustment as provided in Section 1.1 of the Agreement, and (ii) Transitory will merge with and into the Corporation (the "Merger"), with the Corporation surviving the Merger as a wholly owned subsidiary of Newco. The holders of the Corporation's common stock will receive one (1) share of Newco Common Stock for each share of the common stock of the Corporation outstanding immediately prior to the Effective Time (as defined in Section 2.2 of the Agreement) and the holders of the Corporation's preferred stock will receive one (1) share of preferred stock of Newco for each share of Corporation preferred stock outstanding immediately prior to the Effective Time. After the Effective Time, the former holders of the Corporation's common and preferred stock will own 40 percent of Newco's equity.

     The transaction is subject to regulatory review, approval of the stockholders of the Corporation and other customary closing conditions.


Item 7.   Exhibits.
          --------

          5.1* Agreement and Plan of Contribution and Merger, among Intel Corporation, Excalibur Technologies Corporation, Exca Holdings, Inc. and Excalibur Transitory, Inc. dated April 30, 2000

          99.1  Press Release issued by the Corporation on May 1, 2000

          *The schedules thereto have been omitted but copies thereof will be furnished supplementally to the Commission upon request.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                      EXCALIBUR TECHNOLOGIES CORPORATION



                                      By:  /s/ Patrick C. Condo
                                           --------------------
                                           Patrick C. Condo
                                           President and Chief Executive Officer


     Date: May 3, 2000

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